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                                                               EXHIBIT 10.11

NationsBank, N.A.                                             SUBORDINATION
AGREEMENT                                                           4293718
1501 Pennsylvania Ave. N.W.
Washington DC 20005

THIS SUBORDINATION AGREEMENT (the "Subordination Agreement") is made this 31st day of August, 1994, by and between William C. Thompson Revocable Trust, Patsy
A. Thompson Revocable Trust, William A. Thompson, Individual, and/or Patsy A. Thompson, individual (individually or collectively, the "Creditor"), FileTek, Inc. and/or FileTek UK Limited (individually or collectively, the "Borrower"), and NATIONSBANK, N.A., (the "Bank").

RECITALS

1. The Borrower has requested and/or obtained certain loans or other credit accommodations from the Bank to the Borrower which are or may be from time to time secured by assets and property of the Borrower.

2. The Creditor has extended loans or other credit accommodations to the Borrower, and/or may extend loans or other credit accommodations to the Borrower from time to time.

3. In order to induce the Bank to extend credit to the Borrower, the Creditor is willing to subordinate all of the Borrowers indebtedness and obligations to the Creditor to all indebtedness and obligations of the Borrower to the Bank.

4. This Subordination Agreement sets forth the relative rights, obligations, and priorities of the Bank and the Creditor with respect to the payment and collection of the Senior Obligations and Junior Obligations.

         NOW, THEREFORE, in consideration of the premises and the agreements and covenants contained herein and of the Bank's agreement to extend credit to the Borrower, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Creditor, the Borrower and the Bank, intending to be legally bound, agree as follows:

TERMS AND CONDITIONS

1. Construction of Agreement and Definitions. Unless varied by this Subordination Agreement, all of the terms used herein without definition which are defined by the District of Columbia Uniform Commercial Code shall have the meanings assigned to them by the District of Columbia Uniform Commercial Code. Whenever used herein, the words "Borrower," "Creditor," and "Bank" shall be deemed to include their respective heirs, legal representatives, successors and assigns. All words used herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the person or entity or the context may require.

         1.1     INTENTIONALLY DELETED.

1.2 "COLLATERAL" shall mean all of the assets and property of the Borrower securing the Senior Obligations, whether presently existing or as may be acquired or created in the future, and wherever located and any replacements, additions, accessories, or substitutions thereof, and the proceeds and products thereof and where applicable, the proceeds of insurance concerning any such assets and property.

         1.3     INTENTIONALLY DELETED.

1.4 "JUNIOR OBLIGATIONS" shall mean all liabilities, indebtedness, and obligations of the Borrower to the Creditor, whether presently existing or arising in the future, direct or indirect, contingent or non-contingent, secured or unsecured, liquidated or unliquidated, due or not due, primary or secondary,

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jointly and/or severally, and whether arising or contracted directly between the Borrower and the Creditor or acquired by the Creditor outright, conditionally, or as collateral security from another, and all claims, demands, actions, and causes of action, arising therefrom. Junior Obligations shall include, without limitation, all indebtedness of the Borrower to the Creditor evidenced by any promissory notes or other instruments, copies of which are attached to and incorporated in this Subordination Agreement.

1.5 "LOAN" shall mean the loan and other credit accommodations made or to be made by the Bank to the Borrower.

1.6 "LOAN DOCUMENTS" shall mean any loan agreement, security agreement, promissory note, guaranty, mortgage, deed of trust, indemnity deed of trust, collateral pledge agreement, guaranty security agreement, indemnity agreement, assignment, letter of credit application, letter of credit, commitment letter, commitment, opinion of counsel, subordination agreement, financing statement, certifications, or any other agreement, document, or instrument made or to be made by the Borrower, the Bank, or any other person as evidence of, security for, guarantee of, or in connection with the Loan.

1.7 "SENIOR OBLIGATIONS" shall mean all liabilities, indebtedness, and obligations of the Borrower to the Bank, whether presently existing or arising in the future, direct or indirect, contingent or non-contingent, secured or unsecured, liquidated or unliquidated, due or not due, primary or secondary, jointly and/or severally, and whether arising or contracted directly between the Borrower and the Bank or acquired by the Bank outright, conditionally, or as collateral security from another and all claims, demands, actions, and
causes of action arising therefrom.    Senior Obligations shall include,
without limitation, all indebtedness of the Borrower to the Bank evidenced by the Loan Documents.

2.       Subordination.    The Creditor subordinates, to the extent and in the
manner provided in this Subordination Agreement, payment of the Junior Obligations to the full and absolute payment of all of the Senior Obligations. The Borrower consents to the subordination provided for in this Section.

3.       Warranties, Representations and Covenants of the Creditor.    The
Creditor represents and warrants that: (a) it has not relied and will not rely on any representation or information of any nature made by or received from the Bank relative to the Borrower in deciding to execute this Subordination Agreement or to permit it to continue in effect; (b) the Creditor is the lawful owner of the Junior Obligations and no part of the Junior Obligations is
subject to any defense, offset, or counterclaim;   (c) the Creditor has not
previously assigned or transferred any of the Junior Obligations, or any interest therein; (d) the Creditor has not previously given any subordination in respect to the Junior Obligations; and (e) it holds no security interest in any property or assets of the Borrower for payment of the Junior Obligations.

Until all of the Senior Obligations have been paid in full: (a) the Creditor shall not commence or join with any other creditors of the Borrower in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against the Borrower; (b) the Creditor shall not take or permit any action prejudicial to or inconsistent with the Bank's priority position over the Creditor that is created by this Subordination Agreement; and (c) except for the limited payments expressly permitted under Section 4 of this Subordination Agreement, the Creditor shall not demand, take, or receive, by setoff or in any other manner, any payments upon the Junior Obligations unless and until all of the Senior Obligations shall have been satisfied in full and no commitment by the Bank to extend credit, make loans, or otherwise extend financial accommodations to or for the Borrower is outstanding.

4. Exercise by the Creditor of Rights Under the Junior Obligations. Without the Bank's prior written consent, the Creditor (a) will take no action to assert, sue upon, set off against, collect, or enforce all or any part of the Junior Obligations, including principal and interest; and (b) will take no enforcement actions against the Borrower with respect to the Junior Obligations, unless and until all of the Senior Obligations shall have been satisfied in full and no commitment by the Bank to extend credit, make loans, or otherwise extend financial accommodations to or for the Borrower is outstanding. Except as provided in this Section of this Subordination Agreement, the Borrower will not, without the Bank's prior written consent, pay, by setoff or in any other manner, all or any part of the Junior Obligations or grant any security for the Junior Obligations unless and until all of the Senior Obligations shall have been satisfied in full and no





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commitment by the Bank to extend credit, make loans, or otherwise extend financial accommodations to or for the Borrower is outstanding.

Notwithstanding any other provision of this Subordination Agreement, so long as the Borrower is in compliance with all of the Loan Documents and no event of Default under the Loan Documents exists and is continuing, the Borrower may pay and the Creditor may receive, in the ordinary course of business, payments of principal and current accrued interest on account of the Junior Obligations provided the payments do not cause an event of default to occur after giving effect to such payments. Upon and after the occurrence of non-compliance or an event of default under the Loan Documents, the Borrower shall not pay and the Creditor shall not receive, whether directly or indirectly or by way of setoff or otherwise, any of the Junior Obligations unless the Bank shall consent in writing. The Bank shall use reasonable efforts to notify the Creditor of the occurrence of non-compliance or an event of default under the Loan Documents, but any failure of the Bank to give the Creditor any such notice shall not in any way impair, diminish, or affect the rights and remedies of the Bank under the Loan Documents or this Subordination Agreement.

In the event of any distribution or payment to the Creditor on or with respect to the Junior Obligations, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, other than as permitted in this Section of this Subordination Agreement, then, and in any such event, any such payment or distribution of any kind or character, which shall be payable or deliverable upon or with respect to any of the Junior Obligations, shall, until all of the Senior Obligations have been fully paid and satisfied, be paid or delivered directly to the Bank for application against such of the Senior Obligations, whether due or not due and whether secured or unsecured, as the Bank shall determine in its sole discretion. Such distribution or payment shall be delivered in the form of its receipt (except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to the Bank), and the Bank is irrevocably authorized to supply any endorsement or assignment which may have been omitted or insufficient. Until so delivered, any such distribution or payment shall be held in trust by the Creditor for the Bank and shall not be commingled with other funds or property of the Creditor.

5.       Intentionally deleted.

6.       Authority to Act for the Creditor.

6.1 For so long as any of the Senior Obligations remain unpaid, the Creditor irrevocably appoints the Bank as the Creditors attorney-in-fact, and grants to the Bank a power of attorney with full power of substitution, in the name of the Creditor or in the name of the Bank, for the use and benefit of the Bank, without notice to the Creditor or any of its representatives, successors or assigns, to perform at the Bank's option the following acts:

(a) At any meeting of creditors of the Borrower or in connection with any case or proceeding, whether voluntary or involuntary, for the distribution, division, or application of assets of the Borrower or the proceeds thereof, regardless of whether such case or proceeding is for the liquidation, dissolution, winding up of affairs, reorganization or arrangement of the Borrower, or for the composition of the creditors of the Borrower, in bankruptcy or in connection with a receivership, or under an assignment for the benefit of creditors of the Borrower or otherwise: (i) to enforce claims comprising the Junior Obligations, either in its own name or in the name of the Creditor, by proof of debt, proof of claim, suit, or otherwise; (ii) to collect any assets of the Borrower distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Junior Obligations and to apply the same, or the proceeds thereof, to the Senior Obligations until all of the Senior Obligations (including, without limitation, collection expenses and all interest accruing on the Senior Obligations after the commencement of any bankruptcy case) have been paid in full, rendering any surplus to the Creditor if and to the extent permitted by law; (iii) to vote claims comprising the Junior Obligations to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension; and (iv) to take generally any action in connection with any such meeting, case, or proceeding that the Creditor would be authorized to take but for this Subordination Agreement.

(b) To execute any endorsement, assignment, power of attorney, or instruments provided for in this Subordination Agreement.





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         6.2     In no event shall the Bank be liable to the Creditor for any failure to prove the Junior Obligations or exercise any right with respect to the Junior Obligations, or to collect any sums payable on the Junior Obligations.

6.3 This power of attorney shall be deemed to be coupled with an interest and shall survive the disability, if any, of the Creditor.

7.       Consents, Waivers and Indulgences.

         7.1 The Bank may, at any time and from time to time, with or without consideration, and without further consent of or notice to the Creditor and without in any manner affecting, impairing, lessening, discharging, or releasing the Senior Obligations, or any Collateral, or the Creditor or the Borrower from the terms of this Subordination Agreement: (a) renew, extend, alter, change the manner, time, place, and terms of payment of, grant any indulgence with respect to, sue for and collect upon, and otherwise deal with the Senior Obligations; (b) sell, exchange, release, substitute, surrender, realize upon, or otherwise dispose of or deal with any Collateral that may now or hereafter come into the possession or control of the Bank; (c) grant any indulgence to, release, or otherwise deal with any party primarily or secondarily liable upon any of the Senior Obligations; and, (d) release any balance of funds of the Borrower held by the Bank.

7.2 The Creditor waives notice of acceptance of this Subordination Agreement and of the creation of the Senior Obligations.

7.3 To the fullest extent permitted by law, the Creditor waives presentment, demand, notice of dishonor, protest, protest and demand, notice of protest, and notice of payment or nonpayment or other default or dishonor with respect to the Senior Obligations and documents evidencing, creating, or securing the Senior Obligations. The Borrower and the Creditor waive notice of default under this Subordination Agreement.

7.4 The Creditor waives any defense based on the adequacy of a remedy at law which might be asserted in any action brought by the Bank. To the fullest extent permitted by law, the Creditor further waives any and all notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Obligations or the Junior Obligations to which the Borrower or the Creditor may be a party and all other demands and notices of every kind in connection with this Subordination Agreement, the Senior Obligations or the Junior Obligations. The Creditor assents to any release, renewal, extension, expansion, compromise or postponement of the time of payment of the Senior Obligations, or any increase in the amount of the Senior Obligations, and to any substitution, exchange, or release of the Collateral.

7.5 The Creditor consents and agrees that all of the Senior Obligations shall be deemed to have been made or incurred at the request of the Creditor and in reliance upon this Subordination Agreement.

8. Transfer or Assignment of Claims by the Creditor. The Creditor shall not assign or transfer to others any claim that the Creditor has or may have against the Borrower while any of the Senior Obligations remain unpaid or there exists any commitment of the Bank which could give rise to any Senior Obligations unless such assignment or transfer is expressly made subject to this Subordination Agreement. The Creditor agrees to indemnify the Bank and hold the Bank harmless from and against any loss sustained or incurred by the Bank as a result of the Creditor's failure to comply with the provisions of this Section.

         9. Transfer or Assignment of the Senior Obligations by the Bank. If any of the Senior Obligations are transferred or assigned by the Bank, this Subordination Agreement will inure to the benefit of the Bank's transferee or assignee to the extent of such transfer or assignment; provided, however, that the Bank shall continue to have the unimpaired right to enforce this Subordination Agreement as to any of the Senior Obligations not so transferred or assigned.





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10.      Validity of the Junior Obligations. The provisions of this
Subordination Agreement subordinating the Junior Obligations are solely for the purpose of defining the relative rights of the Bank and the Creditor and shall not impair the Junior Obligations or the obligation of the Borrower to pay the Creditor. Nothing contained in this Subordination Agreement shall be deemed to confer any rights upon the Borrower or to alter or modify any of the rights or duties of the Borrower with respect to either the Senior Obligations or the Junior Obligations.

11. Default on the Junior Obligations. The Creditor shall provide the Bank with immediate notice of the occurrence of any defaults by the Borrower under the documentation establishing the Junior Obligations.

12.      Bank's Duties Limited.   The rights granted to the Bank in this
Subordination Agreement are solely for its protection and nothing contained in this Subordination Agreement imposes on the Bank any duties with respect to any property either of the Borrower or of the Creditor, whether received earlier or in the future by the Bank, beyond reasonable care in the custody and preservation of such property while in the Bank's possession. The Bank has no duty to preserve rights against prior parties on any instrument or chattel paper received from the Borrower or the Creditor as collateral security for the Senior Obligations or any portion thereof.

13. Duration. This Subordination Agreement shall constitute an absolute, unconditional, and continuing agreement of subordination. The Bank may continue, without notice to the Creditor, to lend monies, extend credit, and make other accommodations to or for the account of the Borrower.

14.      Remedies Cumulative.   Each right, power and remedy of the Bank
hereunder or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights, powers or remedies. No failure or delay by the Bank to insist upon the strict performance of any one or more provisions of this Subordination Agreement or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof, or preclude the Bank from exercising any such right, power or remedy at any other time or times.

15.      Legend Evidencing Subordination.   All notes and other evidences
(including guarantees) of the Junior Obligations, whether presently existing or arising in the future, delivered by the Borrower to the Creditor shall contain a specific statement that the Junior Obligations are subordinated to the Senior Obligations and are subject to provisions of this Subordination Agreement. The Creditor shall deliver to the Bank a copy of all such instruments and documents certified by the Creditor to be a true, accurate, and complete copy of the original instrument or document.

16.      Intentionally deleted.

17.      Additional Documentation.   The Creditor shall execute and deliver to
the Bank such further instruments and shall take such further action as the Bank may at any time or times reasonably request in order to carry out the provisions and intent of this Subordination Agreement.

18.      Notice.    Any notice, demand, request or other communication which
the Bank or any Creditor may be required to give hereunder shall be in writing, and shall be given: (a) by hand-delivery; (b) by facsimile transmission; (c) by commercial overnight courier; or (d) by United States regular mail, postage prepaid. Such notice, demand, request or other communication shall be addressed as follows, or to such other addresses as the parties may designate by like notice:

IF TO ANY OF THE CREDITORS:

                 William C. Thompson Revocable Trust,
                 Patsy A. Thompson Revocable Trust, William A.
                 Thompson and/or Patsy A. Thompson
                 Attention: William C. Thompson, CEO
                 cc: William P. Loomis, CFO





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                 9400 Key West Ave.
                 Rockville, MID 20850
                 Fax: (301) 251-1991

IF TO THE BANK:
                 NationsBank, N.A.
                 1501 Pennsylvania Avenue, N.W.
                 Washington, DC 20005
                 Attention: Brent H. Donnell, Vice President
                 Location Code: MD2-600-03-08

WITH COPY TO:
                 NationsBank, N.A.
                 100 South Charles Street
                 6th Floor
                 Baltimore, MD 21201
                 Attention: Loan Administration
                 Location Code: MD4-325-06-03

         Any communication hereunder will be deemed given and effective (e) when actually received, in the case of hand delivery; (f) when deposited in the United States mail or with such courier, in the case of first class mail or overnight courier; or (g) when completely sent and received, as evidenced by a transmission report from sender's facsimile machine, in the case of facsimile transmission.

19.      Choice of Law; Consent to Jurisdiction.   This Subordination Agreement
shall be governed by, construed and interpreted in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof). The Creditor and the Borrower hereby irrevocably submit to the non-exclusive jurisdiction of any state or federal court sitting in the District of Columbia in any action or proceeding arising out of or relating to this Subordination Agreement, and hereby irrevocably waive any objection they may have to the laying of venue of any such action or proceeding in any such court and any claim they may have that any such action or proceeding has been brought in an inconvenient forum. A final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

20. Assignment by the Creditor as Security. To secure the Senior Obligations and the performance of the provisions of this Subordination Agreement, the Creditor assigns, pledges, and grants to the Bank all of the Creditors right, title and interest in and to the Junior Obligations, the proceeds thereof, and all collateral now or hereafter securing all or any part of the Junior Obligations. The Creditor shall execute and deliver to the Bank such powers of attorney, assignments, or other instruments as may be requested by the Bank in order to enable the Bank to enforce any and all claims upon or with respect to any of the Junior Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Junior Obligations.

21.      Assignability.     This Subordination Agreement shall inure to the
benefit of and be enforceable by the Bank and the Bank's successors and assigns and any other person to whom the Bank may grant an interest in Senior Obligations, and shall be binding and enforceable against the Creditor and the Creditor's personal representatives, successors and assigns.

         22. Counterparts. This Subordination Agreement may be executed in duplicate originals or in several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument.

23.      Invalidity of Any Part.    In the event that any of one or more of
the provisions of this Subordination Agreement shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Subordination Agreement operate or would prospectively operate to invalidate this Subordination Agreement, then and in any of those events, the following shall occur: (a) the provision(s) shall be enforced to the fullest extent of





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its validity, legality and enforceability; or, (b) if such provision(s) would operate so as to invalidate this entire Subordination Agreement, only such provision(s) shall be void as though not herein contained, and the remainder of the clauses and provisions of this Subordination Agreement will remain in full force and effect.

         24. Expenses. The Creditor agrees to pay to the Bank on demand all expenses of any kind, including reasonable attorneys' fees, that the Bank may incur in enforcing any of its rights under this Subordination Agreement. All such costs and expenses as calculated or determined by the Bank shall bear interest at a per annum rate of interest equal to the then highest rate of interest charged on the principal of any of the Senior Obligations plus 2% per annum, from the date incurred by the Bank until repaid in full.

25.      WAIVER OF JURY TRIAL.   THE CREDITOR AND THE BORROWER HEREBY (I)
COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (II) WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BANK AND THE CREDITOR MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS SUBORDINATION AGREEMENT.

26.      Miscellaneous.   The paragraph headings of this Agreement are for
convenience only, and shall not limit or otherwise affect any of the terms hereof. The term "Obligations" as used herein shall not include any loan primarily for personal, family or household purposes. This Subordination Agreement constitutes the entire agreement between the parties with respect to their subject matter and supersedes all prior letters, representations, or agreements, oral or written, with respect thereto. No modification, change, waiver or amendment of this Subordination Agreement shall be deemed to be made by the Bank unless in writing signed by the Bank, and each such waiver, if any,
shall apply only with respect to the specific instance involved.   No course of
dealing or conduct shall be effective to amend, modify, waive, release or change any provisions of this Subordination Agreement, and the Bank shall have the right at all times to enforce the provisions of this Subordination Agreement in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of the Bank in refraining from so doing at any time or times.

IN WITNESS WHEREOF, and intending to create an instrument executed under seal, the parties to this Subordination Agreement have duly executed this Subordination Agreement under seal as of the date and year first written above.

WITNESS/ATTEST:             CREDITOR

                            William C. Thompson Revocable Trust

                            By:      /s/ William C. Thompson              [SEAL]
-----------------------        -------------------------------------------------
                                     William C. Thompson, Trustee

                            Patsy A. Thompson Revocable Trust

                            By:      /s/ Patsy A. Thompson                [SEAL]
-----------------------        -------------------------------------------------
                                     Patsy A. Thompson, Trustee

                            By:      /s/ William C. Thompson              [SEAL]
-----------------------        -------------------------------------------------
                                     William C. Thompson, Individually


                            By:      /s/ Patsy A. Thompson                [SEAL]
-----------------------        -------------------------------------------------
                                     Patsy A. Thompson, Individually





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                                  BORROWER:

                                  FileTek, Inc.

                                  By:      /s/ William C. Thompson      [SEAL]
--------------------------           -----------------------------------------
                                           William C. Thompson, CEO

                                  FileTek UK Limited

                                  By:      /s/ William C. Thompson      [SEAL]
--------------------------           -----------------------------------------
                                           Name:  William C. Thompson
                                           Title:
                                  BANK:

                                  NationsBank, N.A.

                                  By:      /s/ Brent Donnell            [SEAL]
--------------------------           -----------------------------------------
                                           Brent Donnell, Vice President





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